                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-40808) and S-8 (Nos. 333-61916, 333-61672,
333-17011, 333-16635, 033-60607) of Community Bank System, Inc. of our report dated January 26, 2001, except for the pooling of interests with First Liberty Bank Corp. described in Note A and the information in Note R as to which the date is August 10, 2001, relating to the financial statements, which appear in this Form 8-K.

/s/ PricewaterhouseCoopers LLP

Syracuse, New York
August 31, 2001